ITEM 9.01(b)                                                       EXHIBIT 99.3


                               ERF WIRELESS, INC.
             INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements are based on the historical financial statements of ERF Wireless, Inc. and Skyvue USA East Central Texas, Inc. (Skyvue) after giving effect to our acquisition of Skyvue and the borrowings under the amended credit facility to finance the acquisition as described in the accompanying notes to the unaudited pro forma combined financial statements. We acquired Skyvue on August 12, 2005.

The accompanying unaudited pro forma combined balance sheet is presented as if the acquisition of Skyvue occurred on June 30, 2005. The unaudited pro forma combined statements of operations for the year ended December 31, 2004 and for the six months ended June 30, 2005 are presented as if the acquisition of Skyvue had occurred on January 1, 2004. All material adjustments to reflect the acquisition and the repayment of the borrowings under the amended credit facility are set forth in the column "Pro Forma Adjustments."

The pro forma data is for informational purposes only and may not necessarily reflect future results of operations or financial position or what the results of operations or financial position would have been had ERF Wireless, Inc. and Skyvue been operating as combined entities for the periods presented. The unaudited pro forma combined financial statements should be read in conjunction with historical financial statements, including the notes thereto, of ERF Wireless, Inc. included in our Form 10-KSB/A for the year ended December 31, 2004 filed on October 14, 2005, and the historical financial statements included elsewhere in the Form 8-K/A.

                                                       ERF WIRELESS, INC
                                              PRO FORMA COMBINED BALANCE SHEETS
                                                        JUNE 30, 2005
                                                       (IN THOUSANDS)
                                                         (UNAUDITED)


                                               ERF WIRELESS        SKYVUE USA          PRO FORMA               PRO FORMA
                        ASSETS                 (REGISTRANT)         (TARGET)          ADJUSTMENTS    NOTES      COMBINED
                                               -------------      -------------      -------------   -----    -------------
CURRENT ASSETS
  Cash and cash equivalents                    $          39      $           6      $         369     A      $         414
  Securities available for sale                            8                 --                 --                        8
  Accounts receivable, net                                13                 13                        A                 26
  Inventories                                             31                 19                 12     A                 62
  Prepaid expenses and other                              31                 --                                          31
                                               -------------      -------------      -------------            -------------
    TOTAL CURRENT ASSETS                                 122                 38                381                      541
                                               -------------      -------------      -------------            -------------

PROPERTY AND EQUIPMENT
  Operating equipment                                    235                122                (33)    B                324
  Less accumulated depreciation                          (29)               (37)                37                      (29)
                                               -------------      -------------      -------------            -------------
    TOTAL PROPERTY AND EQUIPMENT                         206                 85                  4                      295
                                               -------------      -------------      -------------            -------------

OTHER ASSETS
  Other intangible assets, net                                                                 506     C                506
                                               -------------      -------------      -------------            -------------
    TOTAL OTHER ASSETS                                    --                 --                506                      506
                                               -------------      -------------      -------------            -------------
TOTAL ASSETS                                   $         328      $         123      $         891            $       1,342
                                               =============      =============      =============            =============

         LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                             $          72      $           5      $           3     D      $          80
  Accrued expenses                                        49                 85                (85)    D                 49
  Notes payable                                           --                520               (276)    D                244
  Deferred revenue                                        11                  1                 (1)    D                 11
                                               -------------      -------------      -------------            -------------
    TOTAL CURRENT LIABILITIES                            132                611               (359)                     384
                                               -------------      -------------      -------------            -------------

COMMITMENTS AND CONTINGENT LIABILITIES

  Long-term notes payable                                 --                 15                247     E                262
  Deferred revenue                                        26                 --                 --                       26
                                               -------------      -------------      -------------            -------------
    TOTAL LONG-TERM LIABILITIES                           26                 15                247                      288
                                               -------------      -------------      -------------            -------------

SHAREHOLDERS' EQUITY:
  Preferred stock                                          4                  4
  Common stock                                             5                 80                (80)    F                  5
  Additional paid in capital                           3,256                 --                500     A              3,756
  Accumulated deficit                                 (3,096)              (583)               583     F             (3,096)
  Accumulated comprehensive income (loss)                  1                 --                 --                        1
                                               -------------      -------------      -------------            -------------
    TOTAL SHAREHOLDERS' EQUITY                           170               (503)             1,003                      670
                                               -------------      -------------      -------------            -------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $         328      $         123      $         891            $       1,342
                                               =============      =============      =============            =============

SEE NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS








                                                         ERF WIRELESS, INC
                                             PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                               FOR THE SIX MONTHS ENDED JUNE 30, 2005
                                             (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)
                                                            (UNAUDITED)


                                                   ERF WIRELESS        SKYVUE USA         PRO FORMA                    PRO FORMA
                                                   (REGISTRANT)         (TARGET)          ADJUSTMENTS      NOTES      ADJUSTMENTS
                                                   -------------      -------------      -------------     -----     -------------
Revenues                                           $         201      $         136      $          --               $         337

Cost of goods sold                                            79                 89                 (2)      G                 166
                                                   -------------      -------------      -------------               -------------

Gross profit                                                 122                 47                  2                         171
                                                   -------------      -------------      -------------               -------------

Operating expenses:                                           --
    Selling, general and administrative                    1,065                131              1,196
    Depreciation and amortization                             15                 --                 85       H                 100
                                                   -------------      -------------      -------------               -------------

Total operating expense                                    1,080                131                 85                       1,296
                                                   -------------      -------------      -------------               -------------

Loss from operations                                        (958)               (84)               (83)                     (1,125)
Interest and other expense                                   (13)                 9                 (4)      I
                                                   -------------      -------------      -------------               -------------
Net loss                                           $        (958)     $         (97)     $         (74)              $      (1,129)
                                                   -------------      -------------      -------------               -------------

Other comprehensive income:
    Unrealized holding gain                                    1                 --                 --                           1
                                                   -------------      -------------      -------------               -------------
Total other comprehensive loss                     $        (957)     $         (97)     $         (74)              $      (1,128)
                                                   =============      =============      =============               =============

Deemed dividend related to beneficial
     conversion feature of preferred stock                  (626)                --                 --                        (626)
                                                   -------------      -------------      -------------               -------------
Net loss applicable to common shareholders         $      (1,583)     $         (97)     $         (74)              $      (1,754)
                                                   =============      =============      =============               =============

Net loss per common share:
                                                   -------------      -------------      -------------               -------------
  Basic                                            $       (0.21)                        $          --               $       (0.25)
                                                   -------------      -------------      -------------               -------------
  Diluted                                          $       (0.21)                        $          --               $       (0.25)
                                                   =============      =============      =============               =============


SEE NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS








                                                         ERF WIRELESS, INC
                                             PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                                FOR THE YEAR ENDED DECEMBER 31, 2004
                                             (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)
                                                            (UNAUDITED)


                                                    ERF WIRELESS         SKYVUE USA          PRO FORMA                 PRO FORMA
                                                    (REGISTRANT)          (TARGET)           ADJUSTMENTS     NOTES    ADJUSTMENTS
                                                    -------------       -------------       -------------    -----   -------------
Revenues                                            $         325       $         510       $          --            $         835

Cost of goods sold                                             84                 333                  --                      417
                                                    -------------       -------------       -------------            -------------

Gross profit                                                  241                 177                  --                      418
                                                    -------------       -------------       -------------            -------------

Operating expenses:
    Selling, general and administrative                       948                 289                  --                    1,237
    Depreciation and amortization                              12                  --                 169      J               181
                                                    -------------       -------------       -------------            -------------

Total operating expense                                       960                 289                 169                    1,418
                                                    -------------       -------------       -------------            -------------

Loss from operations                                         (719)               (112)               (169)                  (1,000)
Interest and other expense                                                        (31)                 27      K                (4)
                                                    -------------       -------------       -------------            -------------
Net loss                                            $        (719)      $        (143)      $        (142)           $      (1,004)
                                                    -------------       -------------       -------------            -------------

Other comprehensive income:
    Unrealized holding gain                                     2                  --                  --                        2
                                                    -------------       -------------       -------------            -------------
Total other comprehensive loss                      $        (717)      $        (143)      $        (142)           $      (1,002)
                                                    =============       =============       =============            =============

Deemed dividend related to beneficial
     conversion feature of preferred stock                   (750)                 --                  --                     (750)
                                                    -------------       -------------       -------------            -------------
Net loss applicable to common shareholders          $      (1,467)      $        (143)      $        (142)           $      (1,752)
                                                    =============       =============       =============            =============

Net loss per common share:
                                                    -------------       -------------       -------------            -------------
    Basic                                           $       (0.78)      $          --       $          --            $       (0.93)
                                                    -------------       -------------       -------------            -------------
    Diluted                                         $       (0.78)      $          --       $          --            $       (0.93)
                                                    =============       =============       =============            =============


SEE NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS



                                ERF WIRELESS, INC
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 1 - PURCHASE PRICE

On August 12, 2005, ERFW Wireless, Inc (ERFW) completed the purchase of assets from Skyvue USA under the Asset Purchase Agreement dated August 8, 2005. Under the Asset Purchase Agreement, ERFW acquired the CryptoVue System consisting of software, site based hardware devices and servers to perform network encryption, contracts for the construction, operation, monitoring and maintenance of fixed wireless networks for banking customers, ISP subscriber agreements, trade names, equipment and software, including the software architecture and design. The assets were acquired from Skyvue USA East Central Texas Inc., a Texas USA. At the time of the transaction, there were no material relationships between the seller and ERFW or any of its affiliates, or any director or officer of ERFW, or any associate of any such officer or director. ERFW paid $600,000 in cash, notes and securities and assumed $39,000 in liabilities.

The purchase price allocation is as follows (in thousands):


         Accounts receivable                           $          13
         Inventory                                                31
         Property and equipment                                   89
         Identifiable intangible assets                          506
         Accounts payable and accrued expenses                   (39)
                                                       --------------
         Total adjusted purchase price                 $         600
                                                       ==============


The amount allocated to identifiable intangible assets was determined by the company's management. Other intangibles assets are being amortized over their useful life in accordance with the guidance contained in the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standard No. 142 ("SFAS 142") "Goodwill and Other Intangible Assets".


         Developed technology                        $         20    3 years
         Non-compete agreement                                100    3 years
         Workforce in place                                   125    3 years
         Customer relationships                               261    3 years
                                                     -------------

         Total identifiable intangible assets        $        506
                                                     =============


NOTE 2 - PRO FORMA ADJUSTMENTS TO THE COMBINE CONSOLIDATED FINANCIAL STATEMENTS

         PRO FORMA COMBINED BALANCE SHEET AT JUNE 30, 2005

         A. Current assets - to adjust Skyvue current assets to fair market values at acquisition. See the below to record the following adjustment to cash (in thousands):


         To record gross proceeds from sale of private placement memorandum     $    500
         To record initial cash paid for acquisition of Skyvue                      (125)
         To record cash elimination of Skyvue                                         (6)
                                                                                ---------
         Total adjustments to cash                                              $    369
                                                                                =========


         B. Property and equipment - to adjust Skyvue property and equipment to estimated fair market value at acquisition.

         C. Intangible assets, Skyvue acquisition - to record the identifiable intangible assets acquired in the Skyvue transaction.

         D. Accounts payable and other accrued liabilities - to adjust Skyvue liabilities to the fair market value of liabilities Assumed and incurred in the Skyvue transaction and also to record the short-term portion $400,000 note in accordance under the asset purchase agreement.

         E. Long-term liabilities to eliminate all Skyvue USA long-term liabilities not assumed by ERF Wireless Inc and to record long-term portion $400,000 note in accordance under the asset purchase agreement.

         F. Stockholders' equity to eliminate all Skyvue USA stockholders' equity.

         PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR SIX MONTHS ENDED JUNE 30, 2005

         G. Cost of goods sold - Reduced by adjusting related Skyvue depreciation expenses to reflect the fair market value of the acquired assets.

         H. Selling, general and administrative - Increased by $85K related to the amortization of intangible assets from the current acquisition.

         I. Interest expense - eliminate interest for debt not acquired by ERF Wireless Inc.

         PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR YEAR ENDED DECEMBER 31, 2004

         J. Selling, general and administrative - increased by $169K related to the amortization of intangible assets from the Skyvue acquisition.

         K. Interest expense - eliminate interest for debt and not acquired by ERF Wireless Inc.